Exhibit 99(b)

On July 17, 2006, ALLTEL Corporation ("Alltel" or the "Company") completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor"). The spin-off included the majority of Alltel’s communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products. The new wireline company formed in the merger of Alltel’s wireline operations and Valor is named Windstream Corporation ("Windstream"). In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, the results of operations of the wireline telecommunications business have been presented as discontinued operations for all periods presented in the accompanying supplemental financial data. Following the spin-off, Alltel provides wireless voice and data communications services to more than 11 million customers in 35 states. Alltel manages its wireless business and retained portion of communications support services as a single operating segment, and accordingly, Alltel’s continuing operations consist of a single reportable business segment, wireless communications services. In accordance with SFAS No. 131 "Disclosures about Segments of an Enterprise and Related Information", all prior period segment information included in the accompanying supplemental financial data has been reclassified to report only one operating segment.

As a condition of receiving approval for its acquisition of Midwest Wireless Holdings of Mankato, Minnesota from the Department of Justice ("DOJ") and the Federal Communications Commission ("FCC"), Alltel agreed to divest certain wireless operations in four rural markets in southern Minnesota. As a result, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying supplemental financial data.

On August 1, 2005, Alltel completed its merger with Western Wireless Corporation ("Western Wireless"). As a condition of receiving approval for the merger from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. As a result, the acquired international operations of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying supplemental financial data.

The supplemental financial data contain disclosure of non-GAAP financial measures. A reconciliation of each of the non-GAAP financial measures to its most directly comparable financial measure calculated and presented in accordance with GAAP is posted on the Investor Relations page of the Company's web site under "Quarterly Reports and Finanical Statistics".

Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

ALLTEL Corporation
Consolidated Quarterly Statements of Income From Current Businesses (Non-GAAP)
for quarterly periods in the years 2006 and 2005

	2006				2005
(In thousands, except per share amounts)	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Revenues and Sales:
Service revenues	$5,178,719	$1,795,443	$1,734,128	$1,649,148	$5,924,528	$1,650,538	$1,614,090	$1,379,160	$1,280,740
Product sales	617,065	211,876	211,104	194,085	648,000	186,736	178,889	146,791	135,584
Total revenues and sales	5,795,784	2,007,319	1,945,232	1,843,233	6,572,528	1,837,274	1,792,979	1,525,951	1,416,324
Costs and Expenses:
Cost of services	1,729,098	610,102	576,212	542,784	1,922,689	544,966	516,372	455,557	405,794
Cost of products sold	849,802	293,754	283,351	272,697	941,787	281,639	250,261	207,583	202,304
Selling, general, administrative and other	1,294,904	434,699	434,509	425,696	1,516,920	429,931	397,197	350,780	339,012
Depreciation and amortization	784,353	267,945	262,588	253,820	890,356	251,934	233,841	206,297	198,284
Total costs and expenses	4,658,157	1,606,500	1,556,660	1,494,997	5,271,752	1,508,470	1,397,671	1,220,217	1,145,394
Operating Income	1,137,627	400,819	388,572	348,236	1,300,776	328,804	395,308	305,734	270,930

Equity earnings in unconsolidated partnerships	45,612	17,281	15,399	12,932	43,383	6,992	10,434	15,214	10,743
Minority interest in consolidated partnerships	(37,106)	(11,729)	(11,482)	(13,895)	(69,105)	(11,267)	(20,573)	(18,918)	(18,347)
Other income, net	69,115	37,308	21,016	10,791	31,194	3,146	10,203	7,993	9,852
Interest expense	(234,976)	(63,822)	(86,438)	(84,716)	(314,552)	(81,686)	(78,993)	(71,835)	(82,038)
Income before income taxes	980,272	379,857	327,067	273,348	991,696	245,989	316,379	238,188	191,140
Income taxes	373,306	149,657	118,874	104,775	364,065	90,907	119,050	87,233	66,875
Net income	606,966	230,200	208,193	168,573	627,631	155,082	197,329	150,955	124,265
Preferred dividends	63	21	21	21	93	21	24	24	24
Net income applicable to common shares	$606,903	$230,179	$208,172	$168,552	$627,538	$155,061	$197,305	$150,931	$124,241
Earnings Per Share:

Basic	$1.57	$.60	$.54	$.44	$1.84	$.40	$.55	$.48	$.41

Diluted	$1.56	$.60	$.53	$.43	$1.83	$.40	$.54	$.48	$.41
Service Revenue Operating Margin	22.0%	22.3%	22.4%	21.1%	22.0%	19.9%	24.5%	22.2%	21.2%
Operating Margin	19.6%	20.0%	20.0%	18.9%	19.8%	17.9%	22.0%	20.0%	19.1%

Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain (loss) on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, change in accounting for operating leases and integration expenses and other charges.

Service revenue operating margin is calculated by dividing operating income by service revenues.
Operating margin is calculated by dividing operating income by revenues and sales.

ALLTEL Corporation
Consolidated Quarterly Statements of Income Under GAAP
for quarterly periods in the years 2006 and 2005

	2006				2005
(In thousands, except per share amounts)	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Revenues and Sales:
Service revenues	$5,178,719	$1,795,443	$1,734,128	$1,649,148	$5,924,528	$1,650,538	$1,614,090	$1,379,160	$1,280,740
Product sales	617,065	211,876	211,104	194,085	648,000	186,736	178,889	146,791	135,584
Total revenues and sales	5,795,784	2,007,319	1,945,232	1,843,233	6,572,528	1,837,274	1,792,979	1,525,951	1,416,324
Costs and Expenses:
Cost of services	1,726,863	610,102	573,977	542,784	1,959,891	554,443	524,388	455,557	425,503
Cost of products sold	849,802	293,754	283,351	272,697	941,787	281,639	250,261	207,583	202,304
Selling, general, administrative and other	1,298,530	438,325	434,509	425,696	1,518,818	429,931	399,095	350,780	339,012
Depreciation and amortization	916,012	307,136	309,564	299,312	994,796	295,530	266,214	220,991	212,061
Integration expenses and other charges	10,790	-	-	10,790	23,045	8,719	14,326	-	-
Total costs and expenses	4,801,997	1,649,317	1,601,401	1,551,279	5,438,337	1,570,262	1,454,284	1,234,911	1,178,880
Operating Income	993,787	358,002	343,831	291,954	1,134,191	267,012	338,695	291,040	237,444

Equity earnings in unconsolidated partnerships	45,612	17,281	15,399	12,932	43,383	6,992	10,434	15,214	10,743
Minority interest in consolidated partnerships	(37,106)	(11,729)	(11,482)	(13,895)	(69,105)	(11,267)	(20,573)	(18,918)	(18,347)
Other income, net	69,115	37,308	21,016	10,791	147,230	3,146	15,203	7,993	120,888
Interest expense	(234,976)	(63,822)	(86,438)	(84,716)	(314,552)	(81,686)	(78,993)	(71,835)	(82,038)
Gain (loss) on exchange or disposal of assets and other	126,138	(50,501)	176,639	-	218,830	-	30,557	188,273	-
Income from continuing operations before income taxes	962,570	286,539	458,965	217,066	1,159,977	184,197	295,323	411,767	268,690
Income taxes	374,686	121,268	170,536	82,882	424,509	66,444	111,109	151,852	95,104
Income from continuing operations	587,884	165,271	288,429	134,184	735,468	117,753	184,214	259,915	173,586
Income from discontinued operations	540,786	237,089	140,474	163,223	595,911	137,396	176,951	142,146	139,418
Net income	1,128,670	402,360	428,903	297,407	1,331,379	255,149	361,165	402,061	313,004
Preferred dividends	63	21	21	21	93	21	24	24	24
Net income applicable to common shares	$1,128,607	$402,339	$428,882	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980
Earnings Per Share:

Basic:
Income from continuing operations	$1.52	$ .43	$ .74	$.35	$2.16	$.31	$.51	$ .83	$ .58
Income from discontinued operations	1.40	.62	.36	.42	1.75	.35	.48	.45	.46
Net income	$2.92	$1.05	$1.10	$.77	$3.91	$.66	$.99	$1.28	$1.04
Diluted:
Income from continuing operations	$1.51	$ .43	$ .74	$.35	$2.14	$.31	$.50	$ .82	$ .57
Income from discontinued operations	1.39	.61	.36	.42	1.73	.35	.48	.45	.46
Net income	$2.90	$1.04	$1.10	$.77	$3.87	$.66	$.98	$1.27	$1.03
Service Revenue Operating Margin	19.2%	19.9%	19.8%	17.7%	19.1%	16.2%	21.0%	21.1%	18.5%
Operating Margin	17.1%	17.8%	17.7%	15.8%	17.3%	14.5%	18.9%	19.1%	16.8%

Service revenue operating margin is calculated by dividing operating income by service revenues.
Operating margin is calculated by dividing operating income by revenues and sales.

ALLTEL Corporation
Earnings Per Share From Current Businesses (Non-GAAP)
for the quarterly periods in the years 2006 and 2005

	2006				2005
(In thousands, except per share amounts)	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Net income applicable to common shares	$606,903	$230,179	$208,172	$168,552	$627,538	$155,061	$197,305	$150,931	$124,241

Weighted average shares outstanding	386,714	384,637	388,752	386,782	340,791	382,920	363,638	314,475	302,172

Basic Earnings Per Share	$1.57	$.60	$.54	$.44	$1.84	$.40	$.55	$.48	$.41

Diluted Earnings Per Share:

Net income applicable to common shares	$606,903	$230,179	$208,172	$168,552	$627,538	$155,061	$197,305	$150,931	$124,241
Adjust net income for preferred dividends	63	21	21	21	93	21	24	24	24
Adjust net income for interest on convertible debentures, net of tax	321	107	108	106	1,368	820	548	-	-
Net income applicable to common shares, assuming conversion of preferred stock	$607,287	$230,307	$208,301	$168,679	$628,999	$155,902	$197,877	$150,955	$124,265

Weighted average shares outstanding	386,714	384,637	388,752	386,782	340,791	382,920	363,638	314,475	302,172
Increase in shares resulting from assumed:
Conversion of preferred shares	214	212	214	217	241	229	240	243	248
Conversion of convertible debentures	695	610	519	1,046	1,531	3,981	1,990	-	-
Vesting of restricted stock awards	119	135	107	158	80	101	85	54	68
Exercise of stock options	1,169	1,177	871	1,473	1,486	2,112	1,841	1,065	980
Weighted average fully diluted shares	388,911	386,771	390,463	389,676	344,129	389,343	367,794	315,837	303,468

Diluted Earnings Per Share	$1.56	$.60	$.53	$.43	$1.83	$.40	$.54	$.48	$.41

Current businesses excludes the effects of discontinued operations, amortization expense related to acquired, finite-lived intangible assets, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain (loss) on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, change in accounting for operating leases and integration expenses and other charges.

ALLTEL Corporation
Earnings Per Share Under GAAP
for the quarterly periods in the years 2006 and 2005

	2006				2005
(In thousands, except per share amounts)	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Basic Earnings Per Share:

Income from continuing operations	587,884	165,271	288,429	134,184	735,468	117,753	184,214	259,915	173,586
Income from discontinued operations	540,786	237,089	140,474	163,223	595,911	137,396	176,951	142,146	139,418
Less preferred dividends	(63)	(21)	(21)	(21)	(93)	(21)	(24)	(24)	(24)
Net income applicable to common shares	$1,128,607	$402,339	$428,882	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980

Weighted average shares outstanding	386,714	384,637	388,752	386,782	340,791	382,920	363,638	314,475	302,172

From continuing operations	$1.52	$ .43	$ .74	$.35	$2.16	$.31	$.51	$ .83	$ .58
From discontinued operations	1.40	.62	.36	.42	1.75	.35	.48	.45	.46
Net income	$2.92	$1.05	$1.10	$.77	$3.91	$.66	$.99	$1.28	$1.04

Diluted Earnings Per Share:

Net income applicable to common shares	$1,128,607	$402,339	$428,882	$297,386	$1,331,286	$255,128	$361,141	$402,037	$312,980
Adjust net income for preferred dividends	63	21	21	21	93	21	24	24	24
Adjust net income for interest on convertible debentures, net of tax	321	107	108	106	1,368	820	548	-	-
Net income applicable to common shares, assuming conversion of preferred stock	$1,128,991	$402,467	$429,011	$297,513	$1,332,747	$255,969	$361,713	$402,061	$313,004

Weighted average shares outstanding	386,714	384,637	388,752	386,782	340,791	382,920	363,638	314,475	302,172
Increase in shares resulting from assumed:
Conversion of preferred shares	214	212	214	217	241	229	240	243	248
Conversion of convertible debentures	695	610	519	1,046	1,531	3,981	1,990	-	-
Vesting of restricted stock awards	119	135	107	158	80	101	85	54	68
Exercise of stock options	1,169	1,177	871	1,473	1,486	2,112	1,841	1,065	980
Weighted average fully diluted shares	388,911	386,771	390,463	389,676	344,129	389,343	367,794	315,837	303,468

From continuing operations	$1.51	$ .43	$ .74	$.35	$2.14	$.31	$.50	$ .82	$ .57
From discontinued operations	1.39	.61	.36	.42	1.73	.35	.48	.45	.46
Net income	$2.90	$1.04	$1.10	$.77	$3.87	$.66	$.98	$1.27	$1.03

ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION
for the quarterly periods in the years 2006 and 2005
(Dollars in thousands, except per customer amounts)

	2006				2005
	Total	3rd Qtr.	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.

Controlled POPs	76,974,746	76,974,746	78,000,811	77,292,038	75,907,644	75,907,644	75,410,320	66,401,653	63,745,833
Customers	11,162,300	11,162,300	11,085,145	10,827,065	10,662,324	10,662,324	10,424,710	9,067,508	8,801,285
Penetration rate	14.5%	14.5%	14.2%	14.0%	14.0%	14.0%	13.8%	13.7%	13.8%
Average customers	10,933,578	11,133,165	10,951,268	10,731,389	9,550,829	10,507,806	9,956,726	9,040,259	8,704,634
Gross customer additions:
Internal	2,405,347	829,304	770,589	805,454	2,830,079	837,712	729,618	593,045	669,704
Acquired, net of divested	88,191	(23,904)	112,095	-	1,693,162	90,356	1,336,315	212,530	53,961
Total	2,493,538	805,400	882,684	805,454	4,523,241	928,068	2,065,933	805,575	723,665
Net customer additions:
Internal	411,785	101,059	145,985	164,741	342,675	147,258	20,887	53,693	120,837
Acquired, net of divested	88,191	(23,904)	112,095	-	1,693,162	90,356	1,336,315	212,530	53,961
Total	499,976	77,155	258,080	164,741	2,035,837	237,614	1,357,202	266,223	174,798
Customer acquisition costs:
Cost of products sold	$503,410	$173,544	$166,461	$163,405	$564,963	$167,695	$154,251	$119,821	$123,196
Selling and marketing expenses	774,093	256,005	264,182	253,906	871,383	254,972	232,060	199,165	185,186
Less product sales	441,792	150,186	150,891	140,715	497,549	137,499	138,624	113,614	107,812
Total	$835,711	$279,363	$279,752	$276,596	$938,797	$285,168	$247,687	$205,372	$200,570
Cost to acquire a new customer (A)	$347	$337	$363	$343	$340	$340	$339	$346	$299
Cash costs from current businesses:
Cost of services	$1,729,098	$610,102	$576,212	$542,784	$1,922,689	$544,966	$516,372	$455,557	$405,794
Cost of products sold	849,802	293,754	283,351	272,697	941,787	281,639	250,261	207,583	202,304
Selling, general, administrative and other	1,294,904	434,699	434,509	425,696	1,516,920	429,931	397,197	350,780	339,012
Less product sales	617,065	211,876	211,104	194,085	648,000	186,736	178,889	146,791	135,584
Total	3,256,739	1,126,679	1,082,968	1,047,092	3,733,396	1,069,800	984,941	867,129	811,526
Less customer acquisition costs	835,711	279,363	279,752	276,596	938,797	285,168	247,687	205,372	200,570
Total	$2,421,028	$847,316	$803,216	$770,496	$2,794,599	$784,632	$737,254	$661,757	$610,956
Cash costs under GAAP	$3,258,130	$1,130,305	$1,080,733	$1,047,092	$3,772,496	$1,079,277	$994,855	$867,129	$831,235
Less customer acquisition costs	835,711	279,363	279,752	276,596	938,797	285,168	247,687	205,372	200,570
Total	$2,422,419	$850,942	$800,981	$770,496	$2,833,699	$794,109	$747,168	$661,757	$630,665
Cash costs per unit per month, excluding customer acquisition costs (B)
From current businesses	$24.60	$25.37	$24.45	$23.93	$24.38	$24.89	$24.68	$24.40	$23.40
Under GAAP	$24.62	$25.48	$24.38	$23.93	$24.72	$25.19	$25.01	$24.40	$24.15
Revenues:
Service revenues	$5,178,719	$1,795,443	$1,734,128	$1,649,148	$5,924,528	$1,650,538	$1,614,090	$1,379,160	$1,280,740
Less wholesale roaming revenues	486,052	171,459	163,590	151,003	545,108	171,594	170,221	112,227	91,066
Less wholesale transport revenues	50,439	32,245	7,844	10,350	29,387	7,344	7,609	8,071	6,363
Retail revenues	$4,642,228	$1,591,739	$1,562,694	$1,487,795	$5,350,033	$1,471,600	$1,436,260	$1,258,862	$1,183,311
Average revenue per customer per month (C)	$52.63	$53.76	$52.78	$51.23	$51.69	$52.36	$54.04	$50.85	$49.04
Retail revenue per customer per month (D)	$47.18	$47.66	$47.57	$46.21	$46.68	$46.68	$48.08	$46.42	$45.31
Retail minutes of use per customer per month (E)	629	645	638	610	597	626	614	593	547
Postpay churn	1.60%	1.67%	1.47%	1.66%	1.77%	1.83%	1.92%	1.58%	1.72%
Total churn	2.03%	2.18%	1.91%	2.00%	2.17%	2.20%	2.37%	1.99%	2.11%
Capital expenditures (F)	$742,547	$284,357	$299,803	$158,387	$992,187	$275,502	$238,157	$285,840	$192,688

(A)
Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as  reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company's customer retention efforts.

(B)
Cash cost from per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)	Average revenue per customer per month is calculated by dividing service revenues by average customers for the period.
(D)	Retail revenue per customer per month is calculated by dividing retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E)	Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F)	Includes capitalized software development costs.

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the nine months ended September 30, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$5,178,719	$-		$5,178,719
Product sales	617,065	-		617,065
Total revenues and sales	5,795,784	-		5,795,784
Costs and expenses:
Cost of services	1,726,863	2,235	(D)	1,729,098
Cost of products sold	849,802	-		849,802
Selling, general, administrative and other	1,298,530	(3,626)	(A)	1,294,904
Depreciation and amortization	916,012	(131,659)	(B)	784,353
Integration expenses and other charges	10,790	(10,790)	(F)	-
Total costs and expenses	4,801,997	(143,840)		4,658,157
Operating income	993,787	143,840		1,137,627
Equity earnings in unconsolidated partnerships	45,612	-		45,612
Minority interest in consolidated partnerships	(37,106)	-		(37,106)
Other income, net	69,115	-		69,115
Interest expense	(234,976)	-		(234,976)
Gain (loss) on exchange or disposal of assets and other	126,138	(126,138)	(C)(E)	-
Income from continuing operations before income taxes	962,570	17,702		980,272
Income taxes	374,686	(1,380)	(O)	373,306
Income from continuing operations	587,884	19,082		606,966
Income from discontinued operations	540,786	(540,786)	(P)	-
Net income	1,128,670	(521,704)		606,966
Preferred dividends	63	-		63
Net income applicable to common shares	$1,128,607	$(521,704)		$606,903

Basic earnings per share:
Income from continuing operations	$1.52	$ .05		$1.57
Income from discontinued operations	1.40	(1.40)		-
Net income	$2.92	$(1.35)		$1.57

Diluted earnings per share:
Income from continuing operations	$1.51	$ .05		$1.56
Income from discontinued operations	1.39	(1.39)		-
Net income	$2.90	$(1.34)		$1.56

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended September 30, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,795,443	$-		$1,795,443
Product sales	211,876	-		211,876
Total revenues and sales	2,007,319	-		2,007,319
Costs and expenses:
Cost of services	610,102	-		610,102
Cost of products sold	293,754	-		293,754
Selling, general, administrative and other	438,325	(3,626)	(A)	434,699
Depreciation and amortization	307,136	(39,191)	(B)	267,945
Integration expenses and other charges	-	-		-
Total costs and expenses	1,649,317	(42,817)		1,606,500
Operating income	358,002	42,817		400,819
Equity earnings in unconsolidated partnerships	17,281	-		17,281
Minority interest in consolidated partnerships	(11,729)	-		(11,729)
Other income, net	37,308	-		37,308
Interest expense	(63,822)	-		(63,822)
Gain (loss) on exchange or disposal of assets and other	(50,501)	50,501	(C)	-
Income from continuing operations before income taxes	286,539	93,318		379,857
Income taxes	121,268	28,389	(O)	149,657
Income from continuing operations	165,271	64,929		230,200
Income from discontinued operations	237,089	(237,089)	(P)	-
Net income	402,360	(172,160)		230,200
Preferred dividends	21	-		21
Net income applicable to common shares	$402,339	$(172,160)		$230,179

Basic earnings per share:
Income from continuing operations	$ .43	$ .17		$.60
Income from discontinued operations	.62	(.62)		-
Net income	$1.05	$(.45)		$.60

Diluted earnings per share:
Income from continuing operations	$ .43	$ .17		$.60
Income from discontinued operations	.61	(.61)		-
Net income	$1.04	$(.44)		$.60

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended June 30, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,734,128	$-		$1,734,128
Product sales	211,104	-		211,104
Total revenues and sales	1,945,232	-		1,945,232
Costs and expenses:
Cost of services	573,977	2,235	(D)	576,212
Cost of products sold	283,351	-		283,351
Selling, general, administrative and other	434,509	-		434,509
Depreciation and amortization	309,564	(46,976)	(B)	262,588
Integration expenses and other charges	-	-		-
Total costs and expenses	1,601,401	(44,741)		1,556,660
Operating income	343,831	44,741		388,572
Equity earnings in unconsolidated partnerships	15,399	-		15,399
Minority interest in consolidated partnerships	(11,482)	-		(11,482)
Other income, net	21,016	-		21,016
Interest expense	(86,438)	-		(86,438)
Gain (loss) on exchange or disposal of assets and other	176,639	(176,639)	(E)	-
Income from continuing operations before income taxes	458,965	(131,898)		327,067
Income taxes	170,536	(51,662)	(O)	118,874
Income from continuing operations	288,429	(80,236)		208,193
Income from discontinued operations	140,474	(140,474)	(P)	-
Net income	428,903	(220,710)		208,193
Preferred dividends	21	-		21
Net income applicable to common shares	$428,882	$(220,710)		$208,172

Basic earnings per share:
Income from continuing operations	$ .74	$(.20)		$.54
Income from discontinued operations	.36	(.36)		-
Net income	$1.10	$(.56)		$.54

Diluted earnings per share:
Income from continuing operations	$ .74	$(.21)		$.53
Income from discontinued operations	.36	(.36)		-
Net income	$1.10	$(.57)		$.53

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended March 31, 2006
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,649,148	$-		$1,649,148
Product sales	194,085	-		194,085
Total revenues and sales	1,843,233	-		1,843,233
Costs and expenses:
Cost of services	542,784	-		542,784
Cost of products sold	272,697	-		272,697
Selling, general, administrative and other	425,696	-		425,696
Depreciation and amortization	299,312	(45,492)	(B)	253,820
Integration expenses and other charges	10,790	(10,790)	(F)	-
Total costs and expenses	1,551,279	(56,282)		1,494,997
Operating income	291,954	56,282		348,236
Equity earnings in unconsolidated partnerships	12,932	-		12,932
Minority interest in consolidated partnerships	(13,895)	-		(13,895)
Other income, net	10,791	-		10,791
Interest expense	(84,716)	-		(84,716)
Gain (loss) on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	217,066	56,282		273,348
Income taxes	82,882	21,893	(O)	104,775
Income from continuing operations	134,184	34,389		168,573
Income from discontinued operations	163,223	(163,223)	(P)	-
Net income	297,407	(128,834)		168,573
Preferred dividends	21	-		21
Net income applicable to common shares	$297,386	$(128,834)		$168,552

Basic earnings per share:
Income from continuing operations	$.35	$ .09		$.44
Income from discontinued operations	.42	(.42)		-
Net income	$.77	$(.33)		$.44

Diluted earnings per share:
Income from continuing operations	$.35	$ .08		$.43
Income from discontinued operations	.42	(.42)		-
Net income	$.77	$(.34)		$.43

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the twelve months ended December 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$5,924,528	$-		$5,924,528
Product sales	648,000	-		648,000
Total revenues and sales	6,572,528	-		6,572,528
Costs and expenses:
Cost of services	1,959,891	(37,202)	(G)(I)(N)	1,922,689
Cost of products sold	941,787	-		941,787
Selling, general, administrative and other	1,518,818	(1,898)	(I)	1,516,920
Depreciation and amortization	994,796	(104,440)	(B)	890,356
Integration expenses and other charges	23,045	(23,045)	(H)(J)	-
Total costs and expenses	5,438,337	(166,585)		5,271,752
Operating income	1,134,191	166,585		1,300,776
Equity earnings in unconsolidated partnerships	43,383	-		43,383
Minority interest in consolidated partnerships	(69,105)	-		(69,105)
Other income, net	147,230	(116,036)	(I)(M)	31,194
Interest expense	(314,552)	-		(314,552)
Gain (loss) on exchange or disposal of assets and other	218,830	(218,830)	(K)(L)	-
Income from continuing operations before income taxes	1,159,977	(168,281)		991,696
Income taxes	424,509	(60,444)	(O)	364,065
Income from continuing operations	735,468	(107,837)		627,631
Income from discontinued operations	595,911	(595,911)	(P)	-
Net income	1,331,379	(703,748)		627,631
Preferred dividends	93	-		93
Net income applicable to common shares	$1,331,286	$(703,748)		$627,538

Basic earnings per share:
Income from continuing operations	$2.16	$ (.32)		$1.84
Income from discontinued operations	1.75	(1.75)		-
Net income	$3.91	$(2.07)		$1.84

Diluted earnings per share:
Income from continuing operations	$2.14	$ (.31)		$1.83
Income from discontinued operations	1.73	(1.73)		-
Net income	$3.87	$(2.04)		$1.83

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended December 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,650,538	$-		$1,650,538
Product sales	186,736	-		186,736
Total revenues and sales	1,837,274	-		1,837,274
Costs and expenses:
Cost of services	554,443	(9,477)	(G)	544,966
Cost of products sold	281,639	-		281,639
Selling, general, administrative and other	429,931	-		429,931
Depreciation and amortization	295,530	(43,596)	(B)	251,934
Integration expenses and other charges	8,719	(8,719)	(H)	-
Total costs and expenses	1,570,262	(61,792)		1,508,470
Operating income	267,012	61,792		328,804
Equity earnings in unconsolidated partnerships	6,992	-		6,992
Minority interest in consolidated partnerships	(11,267)	-		(11,267)
Other income, net	3,146	-		3,146
Interest expense	(81,686)	-		(81,686)
Gain (loss) on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	184,197	61,792		245,989
Income taxes	66,444	24,463	(O)	90,907
Income from continuing operations	117,753	37,329		155,082
Income from discontinued operations	137,396	(137,396)	(P)	-
Net income	255,149	(100,067)		155,082
Preferred dividends	21	-		21
Net income applicable to common shares	$255,128	$(100,067)		$155,061

Basic earnings per share:
Income from continuing operations	$.31	$ .09		$.40
Income from discontinued operations	.35	(.35)		-
Net income	$.66	$(.26)		$.40

Diluted earnings per share:
Income from continuing operations	$.31	$ .09		$.40
Income from discontinued operations	.35	(.35)		-
Net income	$.66	$(.26)		$.40

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended September 30, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,614,090	$-		$1,614,090
Product sales	178,889	-		178,889
Total revenues and sales	1,792,979	-		1,792,979
Costs and expenses:
Cost of services	524,388	(8,016)	(I)	516,372
Cost of products sold	250,261	-		250,261
Selling, general, administrative and other	399,095	(1,898)	(I)	397,197
Depreciation and amortization	266,214	(32,373)	(B)	233,841
Integration expenses and other charges	14,326	(14,326)	(J)	-
Total costs and expenses	1,454,284	(56,613)		1,397,671
Operating income	338,695	56,613		395,308
Equity earnings in unconsolidated partnerships	10,434	-		10,434
Minority interest in consolidated partnerships	(20,573)	-		(20,573)
Other income, net	15,203	(5,000)	(I)	10,203
Interest expense	(78,993)	-		(78,993)
Gain (loss) on exchange or disposal of assets and other	30,557	(30,557)	(K)	-
Income from continuing operations before income taxes	295,323	21,056		316,379
Income taxes	111,109	7,941	(O)	119,050
Income from continuing operations	184,214	13,115		197,329
Income from discontinued operations	176,951	(176,951)	(P)	-
Net income	361,165	(163,836)		197,329
Preferred dividends	24	-		24
Net income applicable to common shares	$361,141	$(163,836)		$197,305

Basic earnings per share:
Income from continuing operations	$.51	$ .04		$.55
Income from discontinued operations	.48	(.48)		-
Net income	$.99	$(.44)		$.55

Diluted earnings per share:
Income from continuing operations	$.50	$ .04		$.54
Income from discontinued operations	.48	(.48)		-
Net income	$.98	$(.44)		$.54

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended June 30, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,379,160	$-		$1,379,160
Product sales	146,791	-		146,791
Total revenues and sales	1,525,951	-		1,525,951
Costs and expenses:
Cost of services	455,557	-		455,557
Cost of products sold	207,583	-		207,583
Selling, general, administrative and other	350,780	-		350,780
Depreciation and amortization	220,991	(14,694)	(B)	206,297
Integration expenses and other charges	-	-		-
Total costs and expenses	1,234,911	(14,694)		1,220,217
Operating income	291,040	14,694		305,734
Equity earnings in unconsolidated partnerships	15,214	-		15,214
Minority interest in consolidated partnerships	(18,918)	-		(18,918)
Other income, net	7,993	-		7,993
Interest expense	(71,835)	-		(71,835)
Gain (loss) on exchange or disposal of assets and other	188,273	(188,273)	(L)	-
Income from continuing operations before income taxes	411,767	(173,579)		238,188
Income taxes	151,852	(64,619)	(O)	87,233
Income from continuing operations	259,915	(108,960)		150,955
Income from discontinued operations	142,146	(142,146)	(P)	-
Net income	402,061	(251,106)		150,955
Preferred dividends	24	-		24
Net income applicable to common shares	$402,037	$(251,106)		$150,931

Basic earnings per share:
Income from continuing operations	$ .83	$(.35)		$.48
Income from discontinued operations	.45	(.45)		-
Net income	$1.28	$(.80)		$.48

Diluted earnings per share:
Income from continuing operations	$ .82	$(.34)		$.48
Income from discontinued operations	.45	(.45)		-
Net income	$1.27	$(.79)		$.48

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)
for the three months ended March 31, 2005
(In thousands, except per share amounts)

	Results of	Items		Results of
	Operations	Excluded from		Operations
	Under	Current		from Current
	GAAP	Businesses		Businesses
Revenues and sales:
Service revenues	$1,280,740	$-		$1,280,740
Product sales	135,584	-		135,584
Total revenues and sales	1,416,324	-		1,416,324
Costs and expenses:
Cost of services	425,503	(19,709)	(N)	405,794
Cost of products sold	202,304	-		202,304
Selling, general, administrative and other	339,012	-		339,012
Depreciation and amortization	212,061	(13,777)	(B)	198,284
Integration expenses and other charges	-	-		-
Total costs and expenses	1,178,880	(33,486)		1,145,394
Operating income	237,444	33,486		270,930
Equity earnings in unconsolidated partnerships	10,743	-		10,743
Minority interest in consolidated partnerships	(18,347)	-		(18,347)
Other income, net	120,888	(111,036)	(M)	9,852
Interest expense	(82,038)	-		(82,038)
Gain (loss) on exchange or disposal of assets and other	-	-		-
Income from continuing operations before income taxes	268,690	(77,550)		191,140
Income taxes	95,104	(28,229)	(O)	66,875
Income from continuing operations	173,586	(49,321)		124,265
Income from discontinued operations	139,418	(139,418)	(P)	-
Net income	313,004	(188,739)		124,265
Preferred dividends	24	-		24
Net income applicable to common shares	$312,980	$(188,739)		$124,241

Basic earnings per share:
Income from continuing operations	$ .58	$(.17)		$.41
Income from discontinued operations	.46	(.46)		-
Net income	$1.04	$(.63)		$.41

Diluted earnings per share:
Income from continuing operations	$ .57	$(.16)		$.41
Income from discontinued operations	.46	(.46)		-
Net income	$1.03	$(.62)		$.41

See Notes to Reconcilations for a description of the items marked (A)-(P).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

Results of operations from current businesses exclude the effects of discontinued operations, amortization expense related to finite-lived intangible assets recorded in connection with acquisitions, a special cash dividend received on Alltel Corporation's ("Alltel" or "the Company") investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, gain on exchange or disposal of assets, termination fees associated with the early retirement of long-term debt, costs associated with Hurricane Katrina, a change in accounting for certain operating leases and integration expenses and other charges.

(A)
In connection with the spin-off and merger of the Company's wireline telecommunications business, holders of Alltel restricted shares received approximately 1.04 shares of Windstream Corporation ("Windstream") restricted stock for each share of restricted Alltel common stock held at the time of the distribution. The Windstream restricted shares received by Alltel employees became fully vested on August 3, 2006. Compensation expense resulting from the accelerated vesting of the Windstream restricted stock awards amounted to $3.6 million. (See Notes C and P below for additional information regarding the spin-off and merger of Alltel’s wireline telecommunications business).

(B)	Eliminates the effects of amortization expense related to acquired, finite-lived intangible assets.

(C)
On July 17, 2006, in order to effect the spin-off of its wireline telecommunications business to its stockholders, Alltel contributed all of the assets of its wireline telecommunications business to ALLTEL Holding Corp. ("Alltel Holding" or "Spinco"), a wholly owned subsidiary of the Company, in exchange for: (i) the issuance to Alltel of Spinco common stock that was distributed on a pro rata basis to Alltel’s stockholders as a tax-free stock dividend, (ii) the payment of a special dividend to Alltel in the amount of $2.3 billion and (iii) the distribution by Spinco to Alltel of $1.7 billion of Spinco debt securities. Also on July 17, 2006, Alltel completed a debt exchange in which Alltel transferred to two investment banks the Spinco debt securities received in the spin-off transaction in exchange for certain Alltel debt securities, consisting of $988.5 million of outstanding commercial paper borrowings and $685.1 million of 4.656 percent notes due May 17, 2007. In completing the debt exchange, Alltel incurred a pretax loss of $27.5 million.

On August 25, 2006, Alltel repurchased prior to maturity $1.0 billion of long-term debt, consisting of $664.3 million of 4.656 percent equity unit notes due 2007, $61.0 million of 6.65 percent unsecured notes due 2008, $147.0 million of 7.60 percent unsecured notes due 2009 and $127.7 million of 8.00 percent notes due 2010 pursuant to cash tender offers announced by the Company on July 31, 2006. Concurrent with the debt repurchase, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the 6.65 percent unsecured notes due 2008. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of $23.0 million.

(D)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina. The additional bad debt expense was originally recorded in the third quarter of 2005. (See Note I).

(E)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank (“RTB”). In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock. As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

(F)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005, of Western Wireless Corporation (“Western Wireless”). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion costs and other integration costs.

(G)
Alltel incurred $9.5 million of incremental costs related to Hurricane Katrina consisting of increased system maintenance costs to restore network facilities and additional losses from bad debts. (See Note I).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(H)
The Company incurred $2.1 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion costs. In addition, Alltel incurred $5.0 million of integration expenses related to the exchange of certain wireless assets with Cingular Wireless LLC (“Cingular”) completed during the second and third quarters of 2005. The Company also incurred $1.6 million of integration expenses related to its acquisition of Public Service Cellular Inc. (“PS Cellular”) completed on February 28, 2005. The integration expenses related to the Cingular and PS Cellular acquisitions consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets. (See Note J).

(I)
Alltel incurred $9.9 million of incremental costs related to Hurricane Katrina consisting of increased long distance and roaming expenses due to providing these services to affected customers at no charge, system maintenance costs to restore network facilities and additional losses from bad debts. These incremental costs also included Company donations to support the hurricane relief efforts. These incremental expenses were partially offset by $5.0 million of insurance proceeds received to date by Alltel.

(J)
The Company incurred $2.4 million of integration expenses related to its acquisition of Western Wireless. These expenses primarily consisted of system conversion and relocation costs. In addition, the Company incurred $11.9 million of integration expenses related to the exchange of certain wireless assets with Cingular completed during the second and third quarters of 2005. These expenses consisted of handset subsidies incurred to migrate the acquired customer base to CDMA handsets.

(K)
Primarily due to certain minority partners' right-of-first-refusal, three of the wireless partnership interests to be exchanged between Alltel and Cingular, as discussed in Note N below, were not completed until July 29, 2005. As a result of completing the exchange transaction, Alltel recorded an additional pretax gain of $30.5 million.

(L)
On April 15, 2005, Alltel and Cingular completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National common stock. On April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(M)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

(N)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company’s operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 13, “Accounting for Leases” and Financial Accounting Standards Board (“FASB”) Technical Bulletin No. 85-3, “Accounting for Operating Leases with Scheduled Rent Increases”. The effects of this change, which are included in corporate expenses, were not material to the Company’s previously reported consolidated results of operations, financial position or cash flows.

(O)	Tax-related effects of the items discussed in the Notes A - N above.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)

(P)
Eliminates the effects of discontinued operations. On July 17, 2006, Alltel completed the spin-off of its wireline telecommunications business to its stockholders and the merger of that wireline business with Valor Communications Group, Inc. ("Valor"). The spin-off included the majority of Alltel’s communications support services, including directory publishing, information technology outsourcing services, retail long-distance and the wireline sales portion of communications products. The new wireline company formed in the merger of Alltel’s wireline operations and Valor is named Windstream. As a result, Alltel’s historical results of operations have been adjusted to reflect the wireline business as discontinued operations in the accompanying unaudited consolidated financial statements.

As a condition of receiving approval from the Department of Justice ("DOJ") and the Federal Communications Commission ("FCC") for its acquisition of Midwest Wireless Holdings of Mankato, Minnesota ("Midwest Wireless"), on September 7, 2006, Alltel agreed to divest certain wireless operations in four rural markets in Minnesota. Accordingly, the four markets to be divested in Minnesota have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.

In addition, as a condition of receiving approval for the Western Wireless acquisition from the DOJ and the FCC, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During 2005, Alltel completed the sales of international operations in Georgia, Ghana and Ireland acquired from Western Wireless. During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Côte d’Ivoire, Haiti, and Slovenia. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying unaudited consolidated financial statements.